DOUBLELINE FUNDS TRUST
DoubleLine Infrastructure Income Fund (the “Fund”)
Supplement dated August 29, 2025 to the Fund’s Summary Prospectus
(the “Summary Prospectus”), Prospectus (the “Prospectus”) and
Statement of Additional Information (the “SAI”), each dated July 31, 2025, as supplemented from time to time
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME
This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus, or SAI, as applicable.

I.	CHANGE TO FUND NAME AND PRINCIPAL INVESTMENT STRATEGIES

1.
Effective October 28, 2025 (the “Effective Date”), the Fund will change its name to DoubleLine Select Income Fund. As a result, as of the Effective Date, all references to the DoubleLine Infrastructure Income Fund or the Infrastructure Income Fund in the above referenced Summary Prospectus, Prospectus and SAI are deleted and replaced with DoubleLine Select Income Fund (formerly, DoubleLine Infrastructure Income Fund) or Select Income Fund, respectively.

2.	As of the Effective Date, the Fund will amend its principal investment strategies as follows:

Current 80% Policy	New Disclosure as of the Effective Date
Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in “Infrastructure Investments.”	Under normal circumstances, the Fund intends to invest at least 50% of its net assets (plus the amount of borrowings for investment purposes) in “Infrastructure Investments.”
Accordingly, the first sentence under the section of the Summary Prospectus entitled “Principal Investment Strategies” and the sections of the Prospectus entitled, “Fund Summary – DoubleLine Infrastructure Income Fund – Principal Investment Strategies” and “Additional Information About Principal Investment Strategies and Principal Risks – Principal Investment Strategies – DoubleLine Infrastructure Income Fund,” is hereby deleted in its entirety and replaced with the new disclosure set out above. In connection with this change and given the Fund’s name change, the Fund will, as of the Effective Date, rescind the “Current 80% Policy” shown above.

3.
As of the Effective Date, the Fund’s principal investment strategies are amended to clarify that, consistent with the Fund’s ability to invest in a variety of asset-backed securities, the Fund may invest in asset-backed securities of any kind, including securities collateralized by consumer loans. Accordingly, the ninth paragraph under the section of the Summary Prospectus entitled “Principal Investment Strategies” or the section of the Prospectus entitled, “Fund Summary – DoubleLine Infrastructure Income Fund – Principal Investment Strategies” and the eighth paragraph of the section of the Prospectus entitled “Additional Information About Principal Investment Strategies and Principal Risks – Principal Investment Strategies – DoubleLine Infrastructure Income Fund,” are hereby deleted in their entirety and replaced with the following:

The Fund may invest in debt obligations, income-producing instruments and infrastructure-related investments of any kind, including, without limitation, (i) project bonds; (ii) corporate obligations; (iii) loans; (iv) mortgage-backed securities; (v) asset-backed securities of any kind (including securities collateralized by installment loan contracts and/or leases of various types of real and personal property, such as aircraft and cellular towers, and consumer loans); (vi) foreign corporate securities, including emerging market securities; (vii) enhanced equipment trust certificates and equipment trust certificates; (viii) debt obligations issued or guaranteed by governments or governmental agencies; (ix) credit-linked notes; (x) municipal bonds; (xi) pass-through notes; (xii) perpetual maturity bonds; and (xiii) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of asset-backed securities, including the equity or “first loss” tranche. Loans include, without limitation, secured and unsecured senior loans, term loan Bs, mezzanine, second lien, and other subordinated loans, loan participations and assignments, and other fixed and floating rate loans.

II.	PROPOSED FUND ADOPTION BY THE AMERICAN BEACON FUNDS
The Board of Trustees of DoubleLine Funds Trust (the “Board”) approved a proposal under which, subject to shareholder approval, the Fund would be merged with and into the American Beacon DoubleLine Select Income Fund (the “Acquiring Fund”), a newly-formed series of American Beacon Funds (the “Transaction”). The Fund’s principal investment strategies (as of the Effective Date) and those of the Acquiring Fund are substantially similar and the Fund’s portfolio management team is expected to continue to serve in that capacity for the Acquiring Fund. DoubleLine Capital LP, the adviser to the Fund, will serve as the sub‑adviser to the Acquiring Fund. American Beacon Advisors, Inc. serves as the investment adviser to the Acquiring Fund. Completion of the proposed Transaction, often called a “fund adoption,” is subject to, among other things, approval by the shareholders of the Fund.
If approved by the Fund’s shareholders, the proposed Transaction is expected to be completed in the first quarter of 2026, although this timeline is subject to adjustment. A Combined Proxy Statement and Prospectus related to a special meeting of shareholders of the Fund is expected to be sent to shareholders of the Fund in the fourth quarter of 2025. Those materials will describe the Transaction in more detail and the reasons for the Board’s approval of the proposed Transaction. Shareholders of the Fund should watch for the arrival of these important materials. This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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